IDS
Federal
Income
Fund

1995 semiannual report and
supplement to the prospectus

(icon) Federal building

The goals of IDS Federal Income Fund, Inc. are to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.

Distributed by
American Express
Financial Advisors Inc.

(icon) Federal building

A comfortable compromise

Balancing risk and reward is something all investors must consider. In the fixed-income area, intermediate-term securities issued by the federal government and its agencies offer a good middle ground.
These securities, which form the core of Federal Income
Fund, normally provide greater investment stability than long-term bonds, while still offering a yield higher than that of guaranteed investments such as bank CDs. For a conservative investor, that can be a rewarding combination.

Contents
From the president                3
From the portfolio manager        3
Financial statements              5
Notes to financial statements     8
Investments in securities        17
Board members and officers       21
IDS mutual funds                 22
Supplement to the prospectus

To our shareholders

(Photo of)
William R. Pearce
President of the Fund

(Photo of)
James W. Snyder
Portfolio Manager

From the president

If you're an experienced investor, you know that 1995 was an unusually strong year for the U.S. financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable, declines - whether they're brief or long-lasting, moderate or substantial - are always a possibility.

That fact reinforces the need for investors to review periodically their long-term goals and assess whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

William R. Pearce

From the portfolio manager

During the past six months, the bond market continued to rally strongly, enhancing the total return to shareholders of IDS Federal Income Fund. For the first half of the Fund's fiscal year (July through December, 1995), the increase in the Fund's net asset value combined with net investment income amounted to a total return of nearly 6% (Class A shares).

The bond market's remarkable advance, which actually began late in 1994, was fueled by the favorable forces of moderate economic growth and a surprisingly low rate of inflation. Adding further support to the market during the past six months were two reductions of short-term interest rates by the Federal Reserve Board and the possibility of an agreement to balance the federal budget. The ultimate result of all this good news was an ongoing decline in long-term interest rates, a trend that drives up the values of previously issued bonds and, in turn, the net asset value of bond-holders such as this Fund.

An aggressive approach

In anticipation of falling long-term rates, we maintained a relatively aggressive strategy that centered on keeping a longer-than-average maturity level among the securities held in our portfolio. Because a portfolio's sensitivity to interest rate changes increases as its average maturity lengthens, the Fund enjoyed an extra performance boost when rates came down.

Also benefiting our results was our decision to increase our holdings among U.S. Treasury bonds (particularly those in the five- to ten-year maturity range), whose prices rose more during the period than those of our core investments in mortgage-backed securities. This resulted from the fact that falling interest rates spawn more home refinancings, which tempers the performance of mortgage-backed securities.

Environment little changed

We should also note that we continued to hold a small amount of derivative securities in the portfolio. Consistent with our investment policy, we used these investments as a hedge against unfavorable market swings, or as an efficient investment strategy with an overall defensive characteristic. This is in contrast to using them as tools for risky, speculative investments.

While most of the bond market's latest major advance is now probably behind us, we still look forward to positive performance during the rest of the fiscal year. The key factors of modest economic growth and subdued inflation appear to be holding forth, and there is still hope of a successful resolution in the balanced budget negotiations. Given that outlook, unless there is a marked reversal among those factors, we expect to stay with the basic strategies that proved productive over the past six months.

James W. Snyder

Class A
6-month performance
(All figures per share)
Net asset value (NAV)
Dec. 31, 1995            $5.09
June 30, 1995            $4.97
Increase                 $0.12

Distributions
July 1, 1995 - Dec. 31, 1995
From income              $0.16
From capital gains       $  --
Total distributions      $0.16

Total return*            +5.8%**

Class B
6-month performance
(All figures per share)
Net asset value (NAV)
Dec. 31, 1995            $5.09
June 30, 1995            $4.96
Increase                 $0.13

Distributions
July 1, 1995 - Dec. 31, 1995
From income              $0.14
From capital gains       $  --
Total distributions      $0.14

Total return*            +5.5%**

Class Y
6-month performance
(All figures per share)
Net asset value (NAV)
Dec. 31, 1995            $5.09
June 30, 1995            $4.97
Increase                 $0.12

Distributions
July 1, 1995 - Dec. 31, 1995
From income              $0.17
From capital gains       $  --
Total distributions      $0.17

Total return*            +5.9%**

        * The prospectus discusses the effect of sales charges, if any, on the various classes.
        **The total return is a hypothetical investment in the Fund with all distributions reinvested.

PAGE

                          Financial statements

                          Statement of assets and liabilities
                          IDS Federal Income Fund, Inc.
                          Dec. 31, 1995
_____________________________________________________________________________________________________________

                          Assets
_____________________________________________________________________________________________________________
                                                                                                  (Unaudited)
Investments in securities, at value (Note 1)
   (identified cost $1,595,293,306)                                                            $1,674,417,854
Cash in bank on demand deposit                                                                     35,918,739
Accrued interest receivable                                                                        11,387,783
Receivable for investment securities sold                                                          20,752,965
U.S. government securities held as collateral (Note 4)                                             22,247,109
_____________________________________________________________________________________________________________

Total assets                                                                                    1,764,724,450
_____________________________________________________________________________________________________________

                          Liabilities
_____________________________________________________________________________________________________________

Dividends payable to shareholders                                                                   1,562,909
Payable for investment securities purchased                                                        82,544,363
Payable upon return of securities loaned (Note 4)                                                  22,247,109
Accrued investment management services fee                                                             45,729
Accrued distribution fee                                                                               19,060
Accrued service fee                                                                                    14,775
Accrued transfer agency fee                                                                            10,490
Accrued administrative services fee                                                                     4,307
Other accrued expenses                                                                                233,124
Open option contracts written, at value
  (premium received $6,669,599)(Note 6)                                                            10,103,462
_____________________________________________________________________________________________________________

Total liabilities                                                                                116,785,328
_____________________________________________________________________________________________________________

Net assets applicable to outstanding capital stock                                             $1,647,939,122
_____________________________________________________________________________________________________________

                          Represented by
_____________________________________________________________________________________________________________

Capital stock -- authorized 10,000,000,000 shares of $.01 par value                           $    3,237,474
Additional paid-in capital                                                                     1,640,527,046
Undistributed net investment income                                                                  708,960
Accumulated net realized loss (Notes 1 and 8)                                                   (69,508,945)
Unrealized appreciation (Note 5)                                                                  72,974,587
_____________________________________________________________________________________________________________

Total -- representing net assets applicable to outstanding capital stock                       $1,647,939,122
_____________________________________________________________________________________________________________
Net assets applicable to outstanding shares:   Class A                                         $1,083,349,492
                                               Class B                                         $  469,571,434
                                               Class Y                                         $   95,018,196
Net asset value per share of outstanding capital stock:  Class A shares 212,791,088            $         5.09
                                                         Class B shares  92,291,684            $         5.09
                                                         Class Y shares  18,664,603            $         5.09

See accompanying notes to financial statements.
PAGE
                          Financial statements

                          Statement of operations
                          IDS Federal Income Fund, Inc.
                          Six months ended Dec. 31, 1995
_____________________________________________________________________________________________________________

                          Investment income
_____________________________________________________________________________________________________________
                                                                                                  (Unaudited)
Income:
Interest                                                                                         $54,755,781
_____________________________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                                                  3,800,838
Distribution fee -- Class B                                                                         1,414,084
Transfer agency fee                                                                                   835,901
Incremental transfer agency fee -- Class B                                                             14,161
Service fee
  Class A                                                                                             887,982
  Class B                                                                                             329,257
Administrative services fee                                                                           359,141
Compensation of board members                                                                          15,431
Compensation of officers                                                                                6,355
Custodian fees                                                                                         51,406
Postage                                                                                               118,035
Registration fees                                                                                     186,628
Reports to shareholders                                                                                18,607
Audit fees                                                                                             17,500
Administrative                                                                                          5,844
Other                                                                                                  13,175
_____________________________________________________________________________________________________________

Total expenses                                                                                     8,074,345
  Earnings credits on cash balances (Note 2)                                                          (1,289)
_____________________________________________________________________________________________________________

Total net expenses                                                                                  8,073,056
_____________________________________________________________________________________________________________

Investment income -- net                                                                           46,682,725
_____________________________________________________________________________________________________________

                          Realized and unrealized gain (loss) -- net
_____________________________________________________________________________________________________________

Net realized gain on security transactions (Note 3)                                                 9,539,616
Net realized loss on closed interest rate futures contracts                                       (23,832,954)
Net realized gain on closed, exercised or expired option
  contracts written (Note 6)                                                                        2,429,200
_____________________________________________________________________________________________________________

Net realized loss on investments                                                                  (11,864,138)
Net change in unrealized appreciation or depreciation                                             50,134,147
_____________________________________________________________________________________________________________

Net gain on investments                                                                            38,270,009
_____________________________________________________________________________________________________________

Net increase in net assets resulting from operations                                              $84,952,734
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.
/TABLE

PAGE

                          Financial statements

                          Statements of changes in net assets
                          IDS Federal Income Fund, Inc.

_____________________________________________________________________________________________________________

                          Operations and distributions                         Dec. 31 1995     June 30, 1995
_____________________________________________________________________________________________________________
                                                                           Six months ended        Year ended
                                                                                (Unaudited)
Investment income -- net                                                     $   46,682,725    $   71,607,308
Net realized loss on investments                                                (11,864,138)      (23,666,307)
Net change in unrealized appreciation or depreciation                            50,134,147        52,857,972
_____________________________________________________________________________________________________________

Net increase in net assets resulting from operations                             84,952,734       100,798,973
_____________________________________________________________________________________________________________

Distributions to shareholders from:
   Net investment income
     Class A                                                                    (32,840,474)      (64,225,838)
     Class B                                                                    (10,852,629)       (4,334,929)
     Class Y                                                                     (2,949,122)       (1,938,661)
_____________________________________________________________________________________________________________

Total distributions                                                             (46,642,225)      (70,499,428)
_____________________________________________________________________________________________________________

                          Capital share transactions (Note 7)
_____________________________________________________________________________________________________________

Proceeds from sales
     Class A shares (Note 2)                                                    374,660,367       641,569,225
     Class B shares                                                             311,060,410       138,024,110
     Class Y shares                                                              16,911,097        89,538,242
Fund merger (Note 9)
     Class A shares                                                                      --         3,521,950
     Class B shares                                                                      --       213,190,532
Reinvestment of distributions at net asset value
     Class A shares                                                              28,250,428        54,545,686
     Class B shares                                                              10,499,112         4,222,182
     Class Y shares                                                               2,949,122         1,657,604
Payments for redemptions
     Class A shares                                                            (322,538,483)     (771,657,740)
     Class B shares (Note 2)                                                   (154,323,960)      (68,176,074)
     Class Y shares                                                             (12,596,122)       (7,300,426)
_____________________________________________________________________________________________________________

Increase in net assets from capital share transactions                          254,871,971       299,135,291
_____________________________________________________________________________________________________________

Total increase in net assets                                                    293,182,480       329,434,836

Net assets at beginning of period                                            1,354,756,642     1,025,321,806
_____________________________________________________________________________________________________________


Net assets at end of period
  (including undistributed net investment income of
  $708,960 and $668,460)                                                     $1,647,939,122    $1,354,756,642
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE

IDS Federal Income Fund, Inc.

Notes to financial statements
(Unaudited as to Dec. 31, 1995)
______________________________________________________________________________
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The goal of the Fund is to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares, which the Fund began offering on March 20, 1995, may be subject to a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. Class Y shares, which the Fund also began offering on March 20, 1995, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put and call options on U.S. government securities. The Fund also may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell interest rate futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount is accrued daily.
______________________________________________________________________________
2. Expenses and sales charges

Effective March 20, 1995, when the Fund began offering multiple classes of shares, the Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent as follows:
Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

o Class A $15.50
o Class B $16.50
o Class Y $15.50

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services as follows: Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $13,493,127 for Class A and $110,402 for Class B for the six months ended Dec. 31, 1995. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the six months ended Dec. 31, 1995, the Fund's custodian and transfer agency fees were reduced by $1,289 as a result of earnings credits from overnight cash balances.

The Fund has a retirement plan for its independent board members. Upon retirement, board members receive monthly payments equal to one-half of the retainer fee for as many months as they served as board members up to 120 months. There are no death benefits. The plan is not funded, but the Fund recognizes the cost of payments during the time the board members serve on the board. The retirement plan expense amounted to $4,982 for the six months ended Dec. 31, 1995.
______________________________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,183,096,761 and $899,008,183, respectively, for the six months ended Dec. 31, 1995. Realized gains and losses are determined on an identified cost basis.
______________________________________________________________________________
4. Lending of portfolio securities

At Dec. 31, 1995, securities valued at $21,726,155 were on loan to brokers. For collateral, the Fund received U.S. government securities valued at $22,247,109. Income from securities lending amounted to $59,308 for the six months ended Dec. 31, 1995. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
______________________________________________________________________________
5. Interest rate futures contracts

At Dec. 31, 1995, investments in securities included securities valued at $48,655,500 that were pledged as collateral to cover initial margin deposit on 400 open purchase contracts and 1,605 open sale contracts. The market value of the open contracts at Dec. 31, 1995 was $235,001,719 with a net unrealized loss of $2,716,098.
______________________________________________________________________________
6. Options contracts written

The number of contracts and premium amounts associated with options contracts written is as follows:

                                           Six months ended Dec. 31, 1995
                                  __________________________________________________________________________
                                          Puts                  Calls                 MBS Puts and Calls
                                  __________________________________________________________________________
                                   Contracts      Premium   Contracts      Premium       Notional    Premium
           _________________________________________________________________________________________________
           Balance June 30, 1995       1,325  $ 1,198,457       1,016  $ 1,902,171 $         --  $      --
           Opened                      8,077    9,889,483      10,263   13,844,434   34,500,000    1,988,437
           Closed                     (7,083)  (8,730,730)     (6,198)  (7,503,245) (30,700,000)  (1,802,656)
           Exercised                  (1,237)  (1,128,428)     (1,519)  (1,804,846)          --         --
           Expired                      (209)     (67,408)     (1,412)  (1,116,070)          --         --
           _________________________________________________________________________________________________
           Balance Dec. 31, 1995         873  $ 1,161,374       2,150  $ 5,322,444  $ 3,800,000  $   185,781
           _________________________________________________________________________________________________

7. Capital share transactions

Transactions in shares of capital stock for the periods indicated are as follows:

                                    Six months ended Dec. 31, 1995

                                       Class A     Class B     Class Y
           _____________________________________________________________
           Sold                     74,894,798   62,202,838   3,383,556
           Issued for reinvested     5,636,715    2,094,234     593,028
            distributions
           Redeemed                (64,476,383) (30,829,592) (2,522,244)
           _____________________________________________________________
           Net increase             16,055,130   33,467,480   1,454,340
           _____________________________________________________________

                                          Year ended June 30, 1995

                                       Class A     Class B*    Class Y*
           ____________________________________________________________
           Sold                    132,313,514   28,069,540  18,364,074
           Fund Merger                 723,045   43,767,303          --
           Issued for reinvested    11,239,784      856,748     336,591
            distributions
           Redeemed               (159,116,207) (13,869,387) (1,490,402)
           _____________________________________________________________
           Net increase (decrease) (14,839,864)  58,824,204  17,210,263
           _____________________________________________________________
           *Inception date was March 20, 1995.
______________________________________________________________________________
8. Capital loss carryover

For federal income tax purposes, the Fund had a capital loss carryover of approximately $59,505,000 at Dec. 31, 1995, that if not offset by subsequent capital gains, will expire in 2002 and 2003. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expires.

9. Fund merger

On March 17, 1995, IDS Federal Income Fund acquired the assets and assumed the identified liabilities of IDS Strategy -- Short-Term Income Fund.

The aggregate net assets of IDS Federal Income Fund immediately before the acquisition was $1,015,587,336.

The merger was accomplished by a tax-free exchange of 219,863,326 shares of IDS Strategy -- Short-Term Income Fund valued at $216,712,482.

In exchange for the IDS Strategy -- Short-Term Income Fund shares and assets, IDS Federal Income Fund issued the following number of shares:

Class A                     723,045

Class B                  43,767,303

IDS Strategy -- Short-Term Income Fund's net assets at that date were as follows, which include the following amounts of capital stock, unrealized depreciation and accumulated net realized loss that was combined with IDS Federal Income Fund.
                Total net     Capital stock     Unrealized  Accumulated net
                   assets                     depreciation    realized loss
___________________________________________________________________________
Class A      $  3,521,950      $  3,580,826   $   (31,076)     $   (27,800)
Class B       213,190,532       216,754,432    (1,881,087)      (1,682,813)

10. Financial highlights

The table below shows certain important financial information for evaluating the Fund's results.

                         Fiscal period ended June 30,
                         Per share income and capital changes*

                                         Class A
                           1995**     1995     1994     1993     1992     1991
Net asset value,            $4.97    $4.85    $5.30    $5.19    $5.10    $5.00
beginning of period
                           Income from investment operations:

Net investment income         .16      .32      .29      .32      .36      .42

Net gains (losses)            .12      .11     (.31)     .13      .09      .09
(both realized
and unrealized)

Total from investment         .28      .43     (.02)     .45      .45      .51
operations
                           Less distributions:

Dividends from net           (.16)    (.31)    (.29)    (.32)    (.36)    (.41)
investment income

Distributions from             --       --     (.14)    (.02)      --       --
realized gains

Total distributions          (.16)    (.31)    (.43)    (.34)    (.36)    (.41)

Net asset value,            $5.09    $4.97    $4.85    $5.30    $5.19    $5.10
end of period
                           Ratios/supplemental data
                           1995**     1995     1994     1993     1992     1991

Net assets, end of period  $1,083     $977   $1,025   $1,025     $834     $397
(in millions)

Ratio of expenses to          .91%*** .79%      .76%     .77%     .79%     .80%
average daily net assets

Ratio of net income to      6.47%*** 6.59%     5.64%    6.03%    6.93%    8.20%
average daily net assets

Portfolio turnover rate       61%     213%     304%     227%     104%      52%
(excluding short-term
securities)

Total return+                5.8%     9.3%    (0.5%)    9.0%     9.0%    10.8%

                               *For a share outstanding throughout the period. Rounded to the nearest cent.
                              **Six months ended Dec. 31, 1995 (Unaudited).
                             ***Adjusted to an annual basis.
                               +Total return does not reflect payment of a sales charge.
/TABLE

                         Fiscal period ended June 30,
                         Per share income and capital changes*

                          Class B                       Class Y
                          1995***   1995**           1995***   1995**
Net asset value,            $4.96    $4.87             $4.97    $4.87
beginning of period
                           Income from investment operations:

Net investment income         .14      .06               .17      .07

Net gains                     .13      .14               .12      .15
(both realized
and unrealized)

Total from investment         .27      .20               .29      .22
operations
                           Less distributions:

Dividends from net           (.14)    (.11)             (.17)    (.12)
investment income

Net asset value,            $5.09    $4.96             $5.09    $4.97
end of period
                           Ratios/supplemental data
                          Class B                       Class Y
                          1995***     1995**         1995***   1995**

Net assets, end of period    $470     $292               $95      $85
(in millions)

Ratio of expenses to         1.67%+ 1.74%+               .73%+    .75%+
average daily net assets

Ratio of net income to     5.73%+   6.21%+              6.66%+   7.20%+
average daily net assets

Portfolio turnover rate       61%     213%               61%     213%
(excluding short-term
securities)

Total return++               5.5%     4.1%              5.9%     4.5%

                               *For a share outstanding throughout the period.
                                Rounded to the nearest cent.
                              **Inception date was March 20, 1995 for Class B and Y.
                             ***Six months ended Dec. 31, 1995 (Unaudited).
                               +Adjusted to an annual basis.
                              ++Total return does not reflect payment of a sales charge.

PAGE

                      Investments in securities

                      IDS Federal Income Fund, Inc.                                           (Percentages represent value of
                      Dec. 31, 1995 (Unaudited)                                           investments compared to net assets)
_____________________________________________________________________________________________________________________________

Bonds (99.5%)
_____________________________________________________________________________________________________________________________
Issuer                                                        Coupon     Maturity     Principal                      Value(a)
                                                                rate         year        amount
_____________________________________________________________________________________________________________________________
U.S. government obligations (26.4%)
U.S. Treasury                                                  5.625%         2000 $ 17,275,000                $   17,447,059
                                                               6.25        2000-23   35,200,000                    36,368,042
                                                               6.50           2005    5,000,000                     5,330,750
                                                               6.75           2000   15,400,000 (h)                16,215,430
                                                               6.875          2000   48,700,000 (h)                51,501,711
                                                               7.25           2016    4,000,000                     4,567,560
                                                               7.50           2024    3,490,000                     4,192,781
                                                               7.875          1996    5,000,000                     5,015,950
                                                               8.125          2019   16,000,000                    20,119,360
  Zero Coupon                                                  6.50           1999   37,500,000 (b)                31,440,000
Resolution Funding Corp                                        8.125          2019    8,000,000                     9,912,960
  Zero Coupon                                                  6.06           2001   20,863,000 (b)                15,968,332
                                                               6.19           2002   18,050,000 (b,e,f)            12,818,027
                                                               6.20           2008    9,800,000 (b)                 4,711,840
                                                               6.26           2006   22,500,000 (b)                12,359,250
                                                               6.28           2006    6,000,000 (b)                 3,201,180
                                                               6.39           2003   16,000,000 (b,h)              10,360,640
                                                               6.39           2007   49,653,000 (b)                25,562,357
                                                               6.70           1999   43,335,000 (b,e,f)            36,443,868
                                                               7.02           2010   19,000,000 (b)                 7,791,900
                                                               7.08           2007   38,120,000 (b)                19,316,929
                                                               7.17           2018   38,250,000 (b)                 9,227,812
                                                               7.18           2009   16,000,000 (b)                 6,969,280
                                                               7.87        2018-19   24,000,000 (b)                 5,638,065
                                                               7.94           2012   89,150,000 (b)                32,669,018
                                                               8.04           2012    8,400,000 (b)                 2,979,900
                                                               8.09           2012   74,200,000 (b)                26,775,070
                                                                                                               ______________
Total                                                                                                             434,905,071
_____________________________________________________________________________________________________________________________
Mortgage-backed securities (73.1%)
Federal Home Loan Mortgage Corporation (20.0%)
                                                               6.50        2003-10   30,436,959                    30,612,676
                                                               7.00           2010   23,604,819                    24,047,409
                                                               7.50           2024    9,380,655                     9,629,805
                                                               8.00        2023-25  102,088,822                   105,838,758
                                                              11.50           2024    5,323,528                     5,897,457
  Collateralized Mtge Obligation                               6.75           2022   22,000,000                    22,172,040
                                                               7.00           2021   10,000,000                    10,180,800
                                                               8.25           2024   28,475,775                    30,802,815
                                                               8.50           2022    9,150,000                    10,168,395
    Interest Only                                             10.00           2020      725,773 (c)                   113,962
    Inverse Floater                                            2.836          2008    2,322,561 (d)                 1,894,444
                                                               5.04           2008    6,436,099 (d)                 5,740,100
                                                               5.606          2023    3,956,343 (d)                 3,117,994
                                                               5.845          2023   10,514,507 (d)                 8,133,076

See accompanying notes to investments in securities.
                                                               5.85           2024   10,642,081 (d)                 9,146,975
                                                               7.84           2022   11,779,586 (d)                10,749,932
                                                               8.05           2023   29,877,229 (d)                26,747,043
                                                               8.60           2008    6,331,388 (d)                 6,073,511
                                                              13.317          2021    8,460,735 (d)                 9,129,810
                                                                                                               ______________
Total                                                                                                             330,197,002
_____________________________________________________________________________________________________________________________
Federal National Mortgage Association (52.0%)
                                                               6.00        2009-23   45,496,182                    44,763,012
                                                               6.50        2023-25  268,019,621 (e,f)             265,152,688
                                                               7.00        2023-25  169,177,588                   170,645,832
                                                               7.50           2025   24,503,574                    25,108,567
                                                               8.00           2021    5,746,623                     5,958,558
                                                               8.50        2007-25  129,782,200                   135,590,794
                                                               9.00        2023-24   19,186,199                    20,229,545
                                                              12.00           2016    5,855,990                     6,637,414
  Collateralized Mtge Obligation                               3.00           2019   11,250,000                     9,767,700
                                                               4.50           2010    8,204,208                     7,430,469
                                                               4.70           2022   12,732,716                    12,628,435
                                                               5.00           2024    6,663,083                     6,526,423
                                                               5.50           2008   12,985,885                    12,756,424
                                                               6.00           2008    8,610,012                     8,574,797
                                                               6.50           2017    2,965,318                     2,962,323
                                                               7.00           2012    7,658,672                     7,755,248
                                                               8.50           2021   12,350,000                    13,206,226
                                                               9.515          2023    9,203,533                     8,621,962
    Interest Only                                              9.50        2018-23   19,586,586 (c)                15,592,857
                                                              10.00        2018-23   39,545,441 (c)                38,223,504
                                                              10.50           2021    5,671,001 (c)                 5,060,829
    Inverse Floater                                            5.673          2023    2,172,391 (d)                 2,039,028
                                                               6.126          2023    6,052,314 (d)                 5,221,573
                                                               7.17           2024    5,497,886 (d)                 5,012,258
                                                               7.577          2023    3,456,299 (d)                 2,736,317
                                                               8.406          2022    6,501,858 (d)                 6,391,977
                                                              11.20           2021   10,856,119 (d)                11,205,578
    Principal Only                                            12.568          2021    1,044,779 (g)                   825,939
                                                                                                               ______________
Total                                                                                                             856,626,277
_____________________________________________________________________________________________________________________________
Government National Mortgage Association (1.1%)
                                                               9.00           2022      202,403                       214,610
                                                              11.00        2010-19   16,435,386                    18,528,439
                                                                                                               ______________
Total                                                                                                              18,743,049
_____________________________________________________________________________________________________________________________
Other mortgage-backed securities (--%)
Daiwa Securities
  Collateralized Mtge Obligation
    Inverse Floater                                           12.37           2009      42,780  (d)                   42,780
_____________________________________________________________________________________________________________________________
Total bonds
(Cost: $1,561,372,122)                                                                                         $1,640,514,179
_____________________________________________________________________________________________________________________________

Options purchased (--%)
_____________________________________________________________________________________________________________________________
Issuer                                                 Number of           Exercise             Expiration          Value (a)
                                                       contracts              price                   date
_____________________________________________________________________________________________________________________________

Put
March T-bond Futures                                          58               $116              March 1996    $      13,593
_____________________________________________________________________________________________________________________________
Total options purchased
(Cost: $31,102)                                                                                                $       13,593
_____________________________________________________________________________________________________________________________

Short-term securities (2.1%)
_____________________________________________________________________________________________________________________________
Issuer                                                      Annualized                  Amount                       Value(a)
                                                             yield on                   payable
                                                              date of                     at
                                                             purchase                  maturity
_____________________________________________________________________________________________________________________________
U.S. government agencies (1.8%)
Federal Home Loan Bank
Disc Note
  01-16-96                                                     5.70%               $   900,000                  $     897,590
Federal Home Loan
Mtge Corp Disc Notes
  01-16-96                                                     5.69                  7,500,000                      7,479,954
  01-18-96                                                     5.68                  5,800,000                      5,782,705
  01-22-96                                                     5.70                  3,100,000                      3,088,770
Federal Natl Mtge Assn
Disc Notes
  01-04-96                                                     5.70                  3,300,000                      3,297,397
  01-16-96                                                     5.70                  4,400,000                      4,388,219
  01-17-96                                                     5.47                  4,400,000                      4,388,010

Total                                                                                                              29,322,645
_____________________________________________________________________________________________________________________________
Commercial paper (0.3%)
Southwestern Bell Telephone
  02-14-96                                                     5.59                  4,600,000                     4,567,437
_____________________________________________________________________________________________________________________________
Total short-term securities
(Cost: $33,890,082)                                                                                            $   33,890,082
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $1,595,293,306)(i)                                                                                      $1,674,417,854
_____________________________________________________________________________________________________________________________

Notes to investments in securities
_____________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(c) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow)
    rate of principal repayments may have an adverse (positive) effect on yield to maturity.
(d) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index.
    Interest rate disclosed is the rate in effect on Dec. 31, 1995.
(e) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

    Type of security                                 Notional amount
    ________________________________________________________________
    Purchase contracts
    U.S. Treasury Note March 96, 5-year notes           $ 40,000,000

    Sale contracts
    U.S. Treasury Bonds March 96                         100,600,000
    U.S. Treasury Note March 96, 10-year notes            59,900,000


(f) At Dec. 31, 1995, securities valued at $48,655,500 were held to cover open call options written as follows:

    Issuer                                  Number of  Exercise  Expiration    Value(a)
                                            contracts     price        date
    ___________________________________________________________________________________
    U.S. Treasury Bonds March 96                1,165      $116   Feb. 1996  $6,589,531
    U.S. Treasury Bonds March 96                  473       118   Feb. 1996   1,869,826
    U.S. Treasury Bonds March 96                  332       120   Feb. 1996     845,561
    U.S. Treasury Bonds March 96                  180       122   Feb. 1996     261,562
    Mortgage-Backed Security (MBS) Spread       1,300        98   Jan. 1998      82,266

    At Dec. 31, 1995, cash or short-term securities were designated to cover open put options written as follows:

    Issuer                                Number of  Exercise  Expiration     Value(a)
                                          contracts     price        date
    __________________________________________________________________________________

    U.S. Treasury Bonds March 96                300      $116   Feb. 1996   $   70,311
    U.S. Treasury Bonds March 96                473       118   Feb. 1996      251,281
    U.S. Treasury Bonds March 96                100       120   Feb. 1996      107,812
    Mortgage-Backed Security (MBS) Spread     1,300        98   Jan. 1998       12,187
    Mortgage-Backed Security (MBS) Spread     1,200        98   Jan. 1998       13,125

(g) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents current yield based upon the current cost basis and estimated timing of future cash flows.
(h) Security is partially or fully on loan. See Note 4 to the financial statements.
(i) At Dec. 31, 1995, the cost of securities for federal income tax purposes was approximately $1,595,289,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                          $89,014,000
    Unrealized depreciation                           (9,885,000)
    ____________________________________________________________
    Net unrealized appreciation                      $79,129,000
    ____________________________________________________________

PAGE
Board members and officers

Board members and officers of the Fund
_____________________________________________________________________
President and interested board member

William R. Pearce
President of all funds in the IDS MUTUAL FUND GROUP.
_____________________________________________________________________
Independent board members

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for
Public Policy Research.

Robert F. Froehlke
Former president of all funds in the IDS MUTUAL FUND GROUP.

Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.

Donald M. Kendall
Former chairman and chief executive officer, PepsiCo, Inc.

Melvin R. Laird
Senior counsellor for national and international affairs, The Reader's Digest Association, Inc.

Lewis W. Lehr
Former chairman and chief executive officer, Minnesota Mining and Manufacturing Company (3M).

Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board and chief executive officer, The Valspar Corporation.
_____________________________________________________________________
Interested board members who are officers and/or employees of AEFC

William H. Dudley
Executive vice president, AEFC.

David R. Hubers
President and chief executive officer, AEFC.

John R. Thomas
Senior vice president, AEFC.
_____________________________________________________________________
Officers who are officers and/or employees of AEFC

Peter J. Anderson
Vice President of all funds in the IDS MUTUAL FUND GROUP.

Melinda S. Urion
Treasurer of all funds in the IDS MUTUAL FUND GROUP.
___________________________________________________________________
Other officer

Leslie L. Ogg
Vice president general Counsel and secretary of all funds in the IDS MUTUAL FUND GROUP.
PAGE
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund
Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income.
Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia
PAGE
IDS Bond Fund
Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed
PAGE
IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with eagle head

Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

PAGE
IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stocks of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) four puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice
PAGE
Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund
Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund
Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund
Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

IDS Global Growth Fund
Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy.
These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund
Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund
Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

PAGE

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund
Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative
IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial planner or writing to American Express Shareholder
Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Supplement to the prospectus

Semi-annual Supplement--Feb. 15, 1996
Supplementing the
IDS Federal Income Fund, Inc. Prospectus
(August 29, 1995)
Form No. S-6042 J (8/95)

The prospectus for the Fund is modified by adding the following information:

Proposed conversion to master/feeder structure

Subject to certain contingencies, the Fund intends to invest all of its assets in the Government Income
Portfolio (the Portfolio) of Income Trust (the Trust), a separate investment company also managed by American
Express Financial Corporation (AEFC), rather than directly investing in and managing its own portfolio of securities.
The Fund anticipates this conversion will occur in early 1996.

The Portfolio has the same investment objectives, policies and restrictions as the Fund. The board of the Fund believes that by investing all of its assets in the Portfolio, the Fund will be in a position to realize directly or indirectly certain economies of scale inherent in managing a larger asset base. When the Fund converts to the master/feeder structure, the policies described in its prospectus will apply to both the Fund and the Portfolio.

Special considerations regarding master/feeder structure

This arrangement--a fund investing its assets in a Portfolio with an identical investment objective--is commonly known as a master/feeder structure. The Trust is a separate investment company. Therefore, the Fund's interest in securities owned by the Portfolio will be indirect. The board has considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio.
The board believes that this approach offers opportunities of economies of scale. In determining to convert to a master/feeder structure, the board considered whether the aggregate of the fees of the Fund and the Portfolio will be more or less than if the Fund invested directly in the securities to be held by the Portfolio. The board negotiated certain expense reimburement arrangements with AEFC to mitigate the impact of increases in aggregate costs, and believes that any additional costs not covered by such arrangements will be outweighed by the anticipated benefits to the Fund and its shareholders of conversion to a master/feeder structure.

The investment objective, policies and restrictions of the Portfolio are the same as those described in the Fund's prospectus under the captions "Investment policies and risks" and "Facts about investments and their risks."

To date, AEFC has sponsored and advised only traditionally structured funds that invest directly in a portfolio of securities and retain their own investment manager. Funds that invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and may be subject to additional regulations and risks as described in the next paragraphs.

In addition to selling units to the Fund, the Portfolio may sell units to other affiliated and non-affiliated mutual funds and to institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same price as the Fund due to variations in sales commissions and other operatiing expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the same Portfolio.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the board determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, the board would consider what action might be taken, including investing all assets of the Fund in another pooled investment entity or retaining an investment advisor to manage the Fund's assets in accordance with its investment objective. The investment objective of the Fund and its Portfolio can only be changed with shareholder approval. If the objective of the Portfolio changes and shareholders of the Fund do not approve a parallel change in the Fund's investment objective, the Fund would seek a alternative investment vehicle for the Fund or retain an investment advisor on its behalf.

Investors in the Fund should be aware that smaller funds investing in the Portfolio may be adversely affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher prorated operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. Institutional investors in the Portfolio that have a greater pro rata ownership than the Fund could have effective voting control over the operation of the Portfolio. Certain changes in the Portfolio's fundamental objective, polices and restrictions could require the Fund to redeem its interest in the Portfolio. Any such withdrawal could result in a distribution of in-kind portfolio securities (as opposed to cash distribution). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, a distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

Wherever the Fund, as an investor in the Portfolio, is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of Fund shareholders. The Fund will vote its units in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Upon the implementation of the new fund structure, AEFC will provide investment management services to the Portfolio at the same annual rate currently paid by the Fund. See the prospectus section "Investment manager and transfer agent" for a complete description of the management and other expenses associated with the Fund's investment in the Portfolio.

Form No. S-6442
*Destroy July 29, 1996

PAGE
Quick telephone reference

American Express Telephone Transaction Service

Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:
800-437-3133

Mpls./St. Paul area:
671-3800

American Express Shareholder Service

Fund performance, objectives and account inquiries

612-671-3733

TTY Service

For the hearing impaired

800-846-4852

American Express Infoline

Automated account information (TouchTone phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota:
800-272-4445

Mpls./St. Paul area:
671-1630

AMERICAN EXPRESS FINANCIAL ADVISORS

IDS Federal Income Fund, Inc.
IDS Tower 10
Minneapolis, MN 55440-0010